UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 18, 2023, Lear Corporation (“Lear”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Election of directors
Mei-Wei Cheng	53,302,939	726,437	36,465	1,052,136
Jonathan F. Foster	50,315,191	3,714,314	36,336	1,052,136
Bradley M. Halverson	53,207,148	822,244	36,449	1,052,136
Mary Lou Jepsen	53,138,238	891,877	35,726	1,052,136
Roger A. Krone	53,554,481	474,936	36,424	1,052,136
Patricia L. Lewis	53,127,923	902,081	35,837	1,052,136
Kathleen A. Ligocki	52,640,704	1,387,577	37,560	1,052,136
Conrad L. Mallett, Jr.	50,028,017	4,001,370	36,454	1,052,136
Raymond E. Scott	53,578,800	451,408	35,633	1,052,136
Gregory C. Smith	50,717,625	3,311,621	36,595	1,052,136

Ratification of appointment of independent registered public accounting firm
	52,370,036	2,716,127	31,814	N/A

Advisory approval of Lear’s executive compensation
	46,076,540	7,947,187	42,114	1,052,136

Approval of an amendment to Lear’s 2019 Long-Term Stock Incentive Plan
	52,229,476	1,801,315	35,049	1,052,136

	Shares Voted for 1-Year	Shares Voted for 2-Years	Shares Voted for 3-Years	Abstentions	Broker Non-Votes
Advisory approval of the frequency of the advisory vote on Lear’s executive compensation

	51,536,217	13,310	2,484,631	31,683	3,691,223

Based on the recommendation of Lear’s Board of Directors (the “Board’) and the voting results above, the Board has determined that future advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: May 18, 2023	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer